Second Quarter 2011
Earnings Presentation
July 28, 2011

Safe Harbor Statement
Any “forward-looking” statements contained herein, including those relating to market conditions or the
Company’s financial condition and results, expense reductions, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including, but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, the Company’s substantial leverage, liabilities imposed by the Company’s debt instruments, market demand, competitive factors, the Company’s ability to maintain compliance with the listing requirements of NASDAQ, supply constraints, material and energy costs, technology factors, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and in the Company’s Quarterly
Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Agenda
• Opening Remarks
• Financial Highlights
• Segment Highlights
• Outlook and Summary
• Questions and Answers
• Appendix

Opening Remarks – Second Quarter Results
• Record quarterly sales of almost $300 million – Up 19% vs. Q2 2010
— Continuing to gain market share in several businesses via rapid responses to customer needs
— Investments in new products and markets showing results
— 2010 bolt-on acquisitions exceeding growth expectations
• Income and record EPS of $0.56 (excl. Special Items) increased over 25%
compared to Q2 2010
• Successful refinance will drive recurring interest savings
• Continued focus on productivity and lean initiatives
• Increased investments in our business
Delivering on our commitments, while investing in future growth.

Innovative Molding Acquisition
• Manufacturer of plastic closures for bottles and jars located in California and Arkansas
• Produces 360 million caps per year ranging in size from 28mm to 120mm
• Holds numerous patents on closures, container finishes, molds and tooling
• Customer base provides Rieke greater access to the food and nutrition industries
• Generated approximately $28 million in revenue for 12 months ended May
31, 2011
Expanding our product portfolio to better meet our customers’ needs.

Financial Highlights

Second Quarter Summary
• Sales increased 18.9% vs. Q2 2010
̶ Growth in all segments
̶ Continued to gain additional market share in several businesses, while investments in new products and markets showing results
• Productivity efforts continue to fund growth initiatives and offset commodity inflation
• Sales mix had negative impact on margin levels
• Income and EPS increased more than 25% (excluding Special Items) compared to Q2 2010 due to increased sales volume and reductions in interest expense
• Continued focus on cash flow and debt reduction

(1) “Special Items” for each period are provided in the Appendix.
(2) Free Cash Flow is defined as Cash Flows from Operating Activities Less Capital Expenditures.
($ in millions, except per share amounts)
(from continuing operations) Q2 2011 Q2 2010 % Chg
Revenue 299.7$ 252.1$ 18.9%
Gross Profit 91.4$ 78.3$ 16.7%
Gross Profit Margin 30.5% 31.1% -60 bps
Operating Profit 42.5$ 36.5$ 16.4%
Operating Profit Margin 14.2% 14.5% -30 bps
Income 17.1$ 15.2$ 12.3%
Excl. Special Items (1) , Income would have been: 19.6$ 15.2$ 28.4%
Diluted earnings per share 0.49$ 0.44$ 11.4%
Excl. Special Items (1) , diluted EPS would have been: 0.56$ 0.44$ 27.3%
Free Cash Flow (2) 15.1$ 32.9$ -53.9%
Debt and A/R Securitization 478.4$ 500.2$ -4.4%

Working Capital
Significant sales growth and geographic expansion adds complexity –
process improvements ongoing.

Comments:
• Significant growth and
global expansion adds
complexity to the supply
chain – Focus on
continuous improvement
• Made decision to increase
fill rates and meet
customer needs (more
inventory) in some
businesses
• Long-term target remains
approximately 13% of sales
at year end – more
efficiencies yet to come
17.5% 17.5%
15.0%
16.9%
Q2 2008 Q2 2009 Q2 2010 Q2 2011
Operating Working Capital as a % of LTM Sales

Capitalization
As of June 30, 2011, TriMas had $161.8 million of cash and available liquidity under its revolving credit and accounts receivables facilities.

(Unaudited, $ in thousands) June 30, December 31,
2011 2010
Cash and Cash Equivalents…………………………….. 10,070$ 46,370$
Term loan…………………………………………………. 225,000 248,950
Revolving credit facilities……………………………….. 5,920 -
Non-U.S. bank debt and other……………………….. 1,830 290
232,750 249,240
9 3/4% senior secured notes, due December 2017…… 245,650 245,410
A/R Facility Borrowings……….................................. -$ -$
Total Debt………………………...……………………… 478,400$ 494,650$
Key Ratios:
Bank LTM EBITDA………………………………………… 169,850$ 161,830$
Interest Coverage Ratio…………………………………… 3.66 x 3.10 x
Leverage Ratio……………………………………………… 2.82 x 3.06 x
Bank Covenants:
Minimum Interest Coverage Ratio…………………………… 2.50 x 2.00 x
Maximum Leverage Ratio…………………………………… 4.00 x 5.00 x
Refinance Highlights:
• Term Loan Facility
 Extended maturity 17 months
until June 2017
 Reduced interest margin 100
bps and LIBOR floor 75 bps
 Achieved improved operating
and financial flexibility
• Revolving Credit Facility
 Increased revolving
commitments to $110 million
 Extended maturity from
December 2013 to June 2016
 Reduced interest margin 75 bps

Segment Highlights

Packaging
Results:
• Q2 2011 sales increased due to increased industrial closure sales and favorable currency exchange, partially offset by lower specialty dispensing sales
• Gross profit margin increased 250 basis points as a result of capital, productivity and lean initiatives
• Operating profit margin increased 190 basis points as gross profit improvements more than offset increases in SG&A in support of growth initiatives
• Today announced the acquisition of Innovative Molding
($ in millions)
Key Initiatives:
• Target specialty dispensing products in higher growth end markets
– Pharmaceutical, medical & nutrition
– Food and beverage
– Personal care
• Increase geographic coverage efforts in Europe and Asia
• Integrate Innovative Molding and consider other complementary bolt-on acquisitions
• Increase low-cost country sourcing and manufacturing
• Ensure new products continue to have barriers to entry

Net Sales
$45.5
$47.9
Q2 2010 Q2 2011
5.2%
Operating Profit
$13.5
$15.1
Q2 2010 Q2 2011
11.8%

Energy
($ in millions)
Results:
• Q2 2011 sales increased as a result of the acquisition of South Texas Bolt &
Fitting (STB&F) in Q4 2010 and incremental sales from newer branch facilities, as well as improved customer demand
• The results generated by the acquisition of STB&F are exceeding expectations
• Operating profit increased due to higher sales volumes, partially offset by a less favorable sales mix and higher SG&A in support of growth initiatives
• Margins declined as sales from newer branches have lower margins due to initial aggressive pricing and additional branch launch costs
Key Initiatives:
• Faster expansion of business with major customers globally
• Capitalize on synergies related to acquisition of STB&F
• Increase sales of specialty gaskets and bolts
• Capture larger share of new markets such as OEM, Engineered &
Construction, Power Generation and Pulp/Paper
• Continue to reduce costs and improve working capital turnover

Net Sales
$30.4
$42.2
Q2 2010 Q2 2011
38.9%
Operating Profit
$4.1
$5.0
Q2 2010 Q2 2011
23.3%

Aerospace & Defense
Key Initiatives:
• Expand aerospace fastener product lines to increase content and applications per aircraft
• Drive ongoing lean initiatives to lower working capital and reduce costs
• Leverage and further develop existing defense customer relationships
• Consider complementary bolt-on acquisitions
($ in millions)
Results:
• Q2 2011 sales increased due to improved demand from aerospace distribution customers - higher sales of blind bolts and temporary fasteners
• Operating profit increased 70 basis points due to the sales increase and more favorable product sales mix, partially offset by higher SG&A expenses
• Expectations for continued ramp-up of large frame, composite aircraft

Net Sales
$17.2
$21.3
Q2 2010 Q2 2011
23.9%
Operating Profit
$3.8
$4.9
Q2 2010 Q2 2011
27.6%

Engineered Components
($ in millions)
Key Initiatives:
• Expand complementary product lines at well-site and grow natural gas compression products
• Capitalize on shale and natural gas opportunities
• Develop additional capabilities of cylinder business to capture new markets
• Continue to reduce costs and improve working capital turnover
• Continue to expand product offering and geographies
• Expand specialty products for existing component and tooling markets
Results:
• Q2 2011 sales increased due to improved demand for industrial cylinders, engines and other well-site content, compressors, specialty fittings and precision cutting tools
• Continued positive impact of Q2 2010 cylinder asset acquisition and new product offerings/applications enhanced growth
• Operating profit increased due to higher sales volumes, increased absorption of fixed costs and productivity efforts, partially offset by higher SG&A supporting the increased sales levels
• Q2 2011 operating profit margin improved approximately 80 basis points compared to Q2 2010

Net Sales
$36.7
Q2 2010 Q2 2011
51.2%
$55.5
Operating Profit
$5.2
$8.3
Q2 2010 Q2 2011
60.1%

Cequent (Asia Pacific & North America)
($ in millions)
$46.4
Results:
• Q2 sales in North America improved due to increased sales within the retail, original equipment and aftermarket channels – increased market share
• North American operating profit increased with a margin improvement of 60 basis points
• Asia Pacific sales increased compared to Q2 2010, due to favorable currency exchange and new business in Thailand, partially offset by lower sales levels in Australia
• Asia Pacific operating profit and related margin declined due to start-up costs incurred during Q2 2011 for a customer new program award where part production hasn’t begun, and the decline in Australian sales volume and related lower absorption
Key Initiatives:
• Continue to reduce fixed costs and simplify the business
• Improve processes for better customer service and support
• Leverage strong brands for additional market share and cross-selling
• Expand sales to newer geographies
• Continue to reduce working capital requirements
Asia Pacific
North America

Asia Pacific
North America
$21.6
$111.2
Net Sales
$18.5
$103.8
Q2 2010 Q2 2011
$122.3 $132.8
8.7%
$1.9
$14.4
Operating Profit
$3.4
$12.7
Q2 2010 Q2 2011
$16.1 $16.3
1.7%

First Half 2011 Summary
• Strong organic growth through market share gains, product expansion and new and existing market growth
• 2010 acquisitions ahead of schedule with enhanced synergies and growth
• Focus on improved operating leverage and capital structure
• Successfully refinanced debt – Strong capital position through 2016
• Working capital – Continuous opportunity to increase efficiency
• Ongoing productivity initiatives fund investments in long-term growth
Overall, strong first half of 2011 –
Continue momentum to drive positive results.

Outlook and Summary

2011 Outlook
As of 2/28/11 As of 4/28/11 As of 7/28/11
Sales Growth 6% to 9% 8% to 11% 13% to 16%
Earnings Per
Share, diluted
$1.40 to $1.50 $1.45 to $1.60 $1.60 to $1.70
Free Cash
Flow(1)
$50 to $60 million $50 to $60 million $50 to $60 million
(1) 2011 Free Cash Flow is defined as Cash Flow from Operating Activities less Capital Expenditures.
Continuing to outperform our expectations.

Strategic Aspirations
• High single-digit top-line growth
• Earnings growth faster than revenue growth
• 3% to 5% of total gross cost productivity gains
annually – utilize savings to fund growth
• Invest in growth programs that deliver new
products, new markets and expanded
geographies
• Increase revenues in fastest growing markets
• Ongoing improvement in capital turns and all
cycle times
• Continued decrease in leverage ratio
Strategic aspirations are our foundation for 2012.

Questions & Answers

Appendix

YTD Summary
• Sales increased 20.6% vs. YTD Q2 2010 as a result of successful execution of the Company’s growth initiatives and improving end market demand
• Productivity efforts continue to fund growth and offset commodity inflation
• Sales mix had negative impact on margin levels as lower margin segments experienced significant growth
• Income and EPS increased almost 50% (excluding Special Items) compared to YTD Q2 2010 due to increased volume and improved debt structure
• Continued focus on cash flow and debt reduction
(1) “Special Items” for each period are provided in the Appendix.
(2) Free Cash Flow is defined as Cash Flows from Operating Activities Less Capital Expenditures.
($ in millions, except per share amounts)
(from continuing operations) Q2 YTD 2011 Q2 YTD 2010 % Chg
Revenue 569.4$ 472.1$ 20.6%
Gross Profit 166.1$ 141.4$ 17.5%
Gross Profit Margin 29.2% 29.9% -70 bps
Operating Profit 72.5$ 61.6$ 17.8%
Operating Profit Margin 12.7% 13.0% -30 bps
Income 28.8$ 21.0$ 37.5%
Excl. Special Items (1) , Income would have been: 31.3$ 21.0$ 49.3%
Diluted earnings per share 0.83$ 0.61$ 36.1%
Excl. Special Items (1) , diluted EPS would have been: 0.90$ 0.61$ 47.5%
Free Cash Flow (2) (18.7)$ 26.2$ unfav
Debt and A/R Securitization 478.4$ 500.2$ -4.4%

Condensed Consolidated Balance Sheet
(Unaudited, dollars in thousands)

June 30, December 31,
2011 2010
Assets
Current assets:
Cash and cash equivalents …………………………………………...…… 10,070$ 46,370$
Receivables, net of reserves………………………………………………… 171,070 117,050
Inventories .……………………………………………...…………………… 175,660 161,300
Deferred income taxes…………………………………….………………… 25,090 34,500
Prepaid expenses and other current assets ..……….………………….… 9,090 7,550
Total current assets ………………………………...……….…………… 390,980 366,770
Property and equipment, net ..……………………..………………………… 169,440 167,510
Goodwill…………………………………………………………………………… 208,500 205,890
Other intangibles, net…………………………………………………………… 154,070 159,930
Other assets ...………………………………………………………………… 26,890 24,060
Total assets………………………………………………………………… 949,880$ 924,160$
Liabilities and Shareholders' Equity
Current liabilities:
Current maturities, long-term debt ……………………...………………… 4,900$ 17,730$
Accounts payable….…………………………………………….…………… 136,570 128,300
Accrued liabilities ..………………………………………………….……… 62,900 68,400
Total current liabilities ……………………………………...……………… 204,370 214,430
Long-term debt ………………………………………………..………………… 473,500 476,920
Deferred income taxes ……………………………………………..………… 61,650 63,880
Other long-term liabilities ……………………………………….……………… 56,050 56,610
Total liabilities…………………………………………………..…………… 795,570 811,840
Total shareholders' equity…………………………………………..……… 154,310 112,320
Total liabilities and shareholders' equity…………………………….…… 949,880$ 924,160$

Consolidated Statement of Operations
(Unaudited, dollars in thousands)

Three months ended Six months ended
2011 2010 2011 2010
Net sales……………………...………………………………………… 299,720$ 252,060$ 569,390$ 472,120$
Cost of sales……………………………………………………………… (208,350) (173,750) (403,340) (330,750)
Gross profit…………………………………………………………… 91,370 78,310 166,050 141,370
Selling, general and administrative expenses………………………… (48,830) (41,370) (93,540) (79,070)
Gain (loss) on dispositions of property and equipment……………… (40) (420) 20 (730)
Operating profit………………………………………………………… 42,500 36,520 72,530 61,570
Other income (expense), net:
Interest expense……………………………………………………… (11,620) (13,090) (23,640) (27,230)
Debt extinguishment costs……………………………………...…. (3,970) - (3,970) -
Gain on bargain purchase…………………………………………… - 410 - 410
Other, net……………………………………………………………… (550) (540) (1,710) (1,050)
Other income (expense), net……………………………………… (16,140) (13,220) (29,320) (27,870)

Income from continuing operations before income tax expense….. 26,360 23,300 43,210 33,700
Income tax expense……………………………………………………… (9,270) (8,080) (14,370) (12,730)
Income from continuing operations …………………………………… 17,090 15,220 28,840 20,970
Income from discontinued operations, net of income taxes………… - 6,210 - 5,890
Net income……………………………………………………………… 17,090$ 21,430$ 28,840$ 26,860$

Earnings per share - basic:
Continuing operations …………………………...….……………… 0.50$ 0.45$ 0.85$ 0.62$
Discontinued operations, net of income taxes…………………. - 0.18 - 0.17
Net income per share…………………………………...………… 0.50$ 0.63$ 0.85$ 0.79$

Weighted average common shares - basic …………………………. 34,215,734 33,794,647 34,064,787 33,681,516

Earnings per share - diluted:
Continuing operations …………………………...….……………… 0.49$ 0.44$ 0.83$ 0.61$
Discontinued operations, net of income taxes…………………. - 0.18 - 0.17
Net income per share…………………………………...………… 0.49$ 0.62$ 0.83$ 0.78$

Weighted average common shares - diluted ………………………… 34,769,576 34,437,418 34,667,459 34,318,002

June 30, June 30,

Three months ended Three months ended
June 30, 2011 June 30, 2010
(dollars in thousands, except per share amounts) Income EPS Income EPS

Income and EPS from continuing operations, as reported………….……………… 17,090$ 0.49$ 15,220$ 0.44$
After-tax impact of Special Items to consider in evaluating quality of income and EPS from continuing operations:
Debt extinguishment costs………………………………………………………………… 2,460 0.07 - -
Excluding Special Items, income and EPS from continuing
operations would have been…………………………………………………………… 19,550$ 0.56$ 15,220$ 0.44$
Weighted-average shares outstanding at June 30, 2011 and 2010 34,769,576 34,437,418
Six months ended Six months ended
June 30, 2011 June 30, 2010
(dollars in thousands, except per share amounts) Income EPS Income EPS

Income and EPS from continuing operations, as reported………….……………… 28,840$ 0.83$ 20,970$ 0.61$
After-tax impact of Special Items to consider in evaluating quality of income and EPS from continuing operations:
Debt extinguishment costs………………………………………………………………… 2,460 0.07 - -
Excluding Special Items, income and EPS from continuing
operations would have been…………………………………………………………… 31,300$ 0.90$ 20,970$ 0.61$
Weighted-average shares outstanding at June 30, 2011 and 2010 34,667,459 34,318,002
Additional Information Regarding Special Items
Impacting Reported GAAP Financial Measures
(Unaudited)

Three months ended
2011 2010 2011 2010
Packaging
Net sales 47,900$ 45,520$ 91,800$ 89,120$
Operating profit 15,070$ 13,480$ 26,900$ 25,340$
Energy
Net sales 42,170$ 30,370$ 83,120$ 62,690$
Operating profit 5,020$ 4,070$ 10,360$ 8,260$
Aerospace & Defense
Net sales 21,330$ 17,220$ 39,830$ 34,300$
Operating profit 4,860$ 3,810$ 8,580$ 7,670$
Engineered Components
Net sales 55,490$ 36,700$ 103,600$ 67,180$
Operating profit 8,340$ 5,210$ 14,680$ 8,010$
Cequent Asia Pacific
Net sales 21,560$ 18,460$ 41,370$ 38,760$
Operating profit 1,940$ 3,330$ 4,470$ 6,990$
Cequent North America
Net sales 111,270$ 103,790$ 209,670$ 180,070$
Operating profit 14,380$ 12,720$ 21,050$ 17,180$
Corporate Expenses
Operating loss (7,110)$ (6,100)$ (13,510)$ (11,880)$
Total Company
Net sales 299,720$ 252,060$ 569,390$ 472,120$
Operating profit 42,500$ 36,520$ 72,530$ 61,570$
Six months ended
June 30, June 30,
Company and Business Segment Financial Information –
Cont. Ops
(Unaudited, dollars in thousands)

LTM Bank EBITDA as Defined in Credit Agreement

(Unaudited, dollars in thousands)
Reported net income for the twelve months ended June 30, 2011 …………………… 47,250$
Interest expense, net (as defined)…………………….………………………………… 48,500
Income tax expense.……………………………….…………………………………… 19,690
Depreciation and amortization……………………………...…………………………… 38,350
Non-cash compensation expense………………….…………………..……………… 3,080
Other non-cash expenses or losses…………………………………………………… 3,360
Non-recurring expenses or costs for acquisition integration…………………...…… 710
Debt extinguishment costs……………………...……………………………………… 3,970
Negative EBITDA from discontinued operations…………………...………………… 90
Permitted dispositions……………………...…………………………………………… 3,380
Permitted acquisitions…………………………………………………………………… 1,470
Bank EBITDA - LTM Ended June 30, 2011 (1)…………………………………………… 169,850$
(1) As defined in the Credit Agreement dated June 21, 2011.